INVENTORIES, NET (Tables)	6 Months Ended
Jun. 30, 2025
INVENTORIES, NET
Schedule of classification of inventory

	At lower of cost and net realizable value
	As of December 31,	As of June 30,	As of June 30,
	2024	2025	2025
	VND million	VND million	USD
Raw materials	12,077,632	14,451,287	576,851,629
Good in transit	2,123,863	2,548,767	101,739,063
Finished goods, including service parts	10,104,487	14,073,184	561,758,901
Work in process	3,338,606	3,619,255	144,469,703
Merchandises	22,770	4,959	197,948
Tools and spare parts	239,672	279,413	11,153,321
TOTAL	27,907,030	34,976,865	1,396,170,565